FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2016
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT
17.	FAIR VALUE MEASUREMENT

Measured at fair value on a recurring basis

The Group had no financial assets and liabilities measured and recorded at fair value on a recurring basis as of December 31, 2015 and 2016.

Measured at fair value on a non-recurring basis

The Group measures the acquired assets and liabilities at fair value on a nonrecurring basis as result of the business acquisition as set forth in Note 5. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection on the discounted future cash flow and the discount rate.

The Group measures goodwill at fair value on a nonrecurring basis when it is annually evaluated or whenever events or changes in circumstances indicate that carrying amount of a reporting unit exceeds its fair value. The fair value was determined using models with significant unobservable inputs (Level 3 inputs) which primarily included management projections on the discounted future cash flow analysis including the discount rate using the weighted average cost of capital of 17% and 17.5% as of December 31, 2015 and 2016, respectively, and expected revenue growth rates.

An impairment loss of nil, $85,934,770 and nil were recognized for the year ended December 31, 2014, 2015 and 2016, respectively.